UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 13, 2014
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity: 0001601617
WFRBS Commercial Mortgage Trust 2014-C19
(Exact name of issuing entity)

Central Index Key Number of the sponsor: 0000740906
Wells Fargo Bank, National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0000729153
The Royal Bank of Scotland plc
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001555501
Liberty Island Group I LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001542105
Basis Real Estate Capital II, LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001541214
C-III Commercial Mortgage LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001541615
RBS Financial Products Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001577313
National Cooperative Bank, N.A.
(Exact name of sponsor as specified in its charter)

(formerly known as NCB, FSB)

Central Index Key Number of the depositor: 0001112998
RBS Commercial Funding Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-177891-07	06-1565524
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

600 Washington Blvd.
Stamford, Connecticut
(Address of principal executive offices)

06901
(Zip Code)

(203) 897-2700
Registrant’s telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 28, 2014, RBS Commercial Funding Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2014 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Wells Fargo Bank, National Association, as general master servicer, LNR Partners, LLC, as general special servicer, NCB, FSB, as NCB master servicer, NCB, FSB, as co-op special servicer, TriMont Real Estate Advisors, Inc., as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian and Deutsche Bank Trust Company Americas, as trustee of the WFRBS 2014-C19 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in the WFRBS 2014-C19 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The assets of the Issuing Entity consist primarily of 99 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on various types of commercial, multifamily and manufactured housing community properties.

The Mortgage Loan identified as “Brunswick Square” on Schedule I to the Pooling and Servicing Agreement (the “Brunswick Square Mortgage Loan”), which is an asset of the Issuing Entity, is part of a loan combination (the “Brunswick Square Loan Combination”) that includes the Brunswick Square Mortgage Loan and one other pari passu loan which is not an asset of the Issuing Entity (the “Brunswick Square Companion Loan”).  The Brunswick Square Loan Combination, including the Brunswick Square Mortgage Loan, is being serviced and administered under the pooling and servicing agreement, dated as of May 1, 2014 (the “WFRBS 2014-C20 Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, NCB, FSB, as NCB master servicer, NCB, FSB, as co-op special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian and Wilmington Trust, National Association, as trustee, relating to the WFRBS 2014-C20 Mortgage Trust securitization transaction into which the Brunswick Square Companion Loan was deposited.  The WFRBS 2014-C20 Pooling and Servicing Agreement is attached hereto as Exhibit 99.1.

The terms and conditions of the WFRBS 2014-C20 Pooling and Servicing Agreement applicable to the servicing of the Brunswick Square Mortgage Loan may differ in certain respects to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “The Pooling and Servicing Agreement” in the Prospectus Supplement filed by the Issuing Entity pursuant to Rule 424(b)(5) with respect to the Certificates on March 28, 2014.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Pooling and Servicing Agreement, dated as of May 1, 2014, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, NCB, FSB, as NCB master servicer, NCB, FSB, as co-op special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RBS COMMERCIAL FUNDING INC.
(Registrant)
Date: March 21, 2016
	By:	/s/ Jeffrey Orr
Name: Jeffrey Orr
Title: President

INDEX TO EXHIBITS

Item 601(a) of Regulation S‑K Exhibit No.	Description	Paper (P) or Electronic (E)
99.1
Pooling and Servicing Agreement, dated as of May 1, 2014, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, NCB, FSB, as NCB master servicer, NCB, FSB, as co-op special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee.
(E)